UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 15, 2004


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-26006                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)





              3151 EAST WASHINGTON BOULEVARD
                  LOS ANGELES, CALIFORNIA                         90023
         (Address of Principal Executive Offices)               (Zip Code)




                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [_]      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01         REGULATION FD DISCLOSURE.

         On November 15, 2004, Tarrant Apparel Group (the "Registrant") issued a press release regarding its financial results for the quarter and nine months ended September 30, 2004 and its outlook for fiscal 2004 and 2005 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1 Press Release dated November 15, 2004, published by the Registrant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TARRANT APPAREL GROUP



Date:    November 15, 2004                 By:       /S/ CORAZON REYES
                                              ----------------------------------
                                                 Corazon Reyes, Chief Financial
                                                 Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

99.1         Press Release dated November 15, 2004, published by the Registrant.